UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

Apollo Education Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway,

Phoenix, 85040

(Address of principal executive offices, including Zip Code)

(480) 966-5394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Apollo Education Group, Inc. (the “Company”) on February 8, 2016, the Company is party to an Agreement and Plan of Merger, dated as of February 7, 2016 (as amended or supplemented, the “Merger Agreement”), by and among the Company, AP VIII Queso Holdings, L.P., a Delaware limited partnership (“Parent”), and Socrates Merger Sub, Inc., an Arizona corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on February 1, 2017 (the “Closing Date”), Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Item 2.01. Completion of Acquisition or Disposition of Assets

On the Closing Date, Parent completed the acquisition of the Company through the Merger. At the effective time of the Merger, each share of the Company’s Class A common stock (each, a “Class A Share”) and each share of the Company’s Class B common stock (each, a “Class B Share”, and together with the Class A Shares, the “Shares”) of the Company issued and outstanding immediately prior to the effective time (other than Shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent and Shares owned by the Company or any direct or indirect wholly owned subsidiary of the Company, and in each case not held on behalf of third parties) was cancelled and converted into the right to receive $10.00 per Share in cash, without interest.

The aggregate consideration paid by Parent in the Merger to the Company’s stockholders was approximately $1.1 billion. The source of the funds for the consideration paid by Parent in the Merger was a combination of equity contributions from funds managed by affiliates of Apollo Global Management, LLC (“Apollo”) and certain other investors, including an affiliate of The Vistria Group, LP (“Vistria”).

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 7, 2016, (ii) Amendment No. 1 to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 2, 2016, (iii) Amendment No. 2 to the Merger Agreement, which was filed as Exhibit 2.2 to the Company’s Quarterly Report on Form 10-Q filed on July 8, 2016 and (iv) Amendment No. 3 to the Merger Agreement, which was filed as Exhibit 2.11 to the Company’s Annual Report on Form 10-K filed on October 20, 2016, each of which are incorporated in this Item 2.01 by reference.

A copy of the press release issued by the Company on the Closing Date announcing the completion of the acquisition is filed herewith as Exhibit 99.1 and is incorporated in this Item 2.01 by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Merger, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) on the Closing Date of the consummation of the Merger and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Class A Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Class A Shares on the NASDAQ was suspended as of approximately 11:00 am EST on February 1, 2017. The Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01.

As described above, the Merger was consummated on February 1, 2017. As a result of the consummation of the Merger, a change in control of the Company occurred. Following the consummation of the Merger, the Company became a wholly-owned subsidiary of Parent.

On February 1, 2017, in connection with the Merger (i) each of Terri Bishop, Gregory Cappelli, Dana Born, Matthew Carter, Richard Dozer, Roy Herberger, Ann Kirschner, Robert Murley, Manuel Rivelo, Darby Shupp, Peter Sperling and Allen Weiss resigned from their role as a member of the Board of Directors of the Company (the “Board”) and from all committees of the Board on which such directors served, effective as of the effective time of the Merger and (ii) in accordance with the Company’s by-laws and Section 10-810 of the Arizona Revised Statutes, following the effectiveness of the Merger, Parent, the sole stockholder of the Company, elected Anthony Miller, Laurence Berg, Antoine Munfakh, Harreld Kirkpatrick III and Gregory W. Cappelli to the Board as directors of the Company, effective immediately.

As disclosed in the Company’s information statement in connection with the Company’s Fiscal Year 2016 Annual Meeting of Class A and Class B Shareholders (the “2016 Information Statement”), prior to the Merger, Mr. Cappelli was the Chief Executive Officer of the Company and a member of the Board. Following the Merger, Mr. Cappelli will continue to serve as the Company’s Chief Executive Officer and will serve as a member of the Board. Mr. Cappelli is also currently a director and an officer of certain of the Company’s subsidiaries. Each of Messrs. Berg, Munfakh, Miller and Kirkpatrick has advised the Company that, to the best of his knowledge, he is not currently a director of, and does not hold any position with, the Company or any of its subsidiaries. Each of Messrs. Berg, Cappelli, Munfakh, Miller and Kirkpatrick has further advised the Company that, to the best of his knowledge, neither he nor any of his immediate family members (1) has a familial relationship with any directors, other nominees or executive officers of the Company or any of its subsidiaries; or (2) has been involved in any transactions with the Company or any of its subsidiaries, in each case, that are required to be disclosed pursuant to the rules and regulations of the SEC, except as disclosed herein.

Anthony Miller is a Partner and Chief Operating Officer of Vistria. Previously, Mr. Miller served as Deputy Secretary and Chief Operating Officer at the U.S. Department of Education (the “Department”). Mr. Miller led the Department’s daily operations and oversaw reform efforts including Race to the Top, Investing in Innovation and School Turnaround. Prior to joining the Department, Mr. Miller was a Director with Silver Lake Partners, Executive Vice President of operations at LRN Corp. and a partner with McKinsey & Company. Mr. Miller holds a B.S. from Purdue University and an M.B.A. from the Stanford University Graduate School of Business.

Laurence Berg is a Senior Partner at Apollo having joined in 1992. Prior to that time, Mr. Berg was a member of the Mergers & Acquisitions Group at Drexel Burnham Lambert Incorporated. Mr. Berg serves on the board of directors of Maxim Crane Works and Jacuzzi Brands, and is Chairman of the board of McGraw-Hill Education, Inc. He is also Chairman of the board of Crisis Text Line. Mr. Berg received his MBA from the Harvard Business School and graduated magna cum laude with a BS in Economics from the University of Pennsylvania’s Wharton School of Business.

Antoine Munfakh is a Partner at Apollo having joined in 2008. Prior to that time, Mr. Munfakh served as an Associate at Court Square Capital Partners, where he focused on investments in the Business & Industrial Services sectors. Prior thereto, he was a member of the Financial Sponsor Investment Banking group at JP Morgan. Mr. Munfakh serves on the board of directors of Maxim Crane Works, CH2M Hill Companies, McGraw-Hill Education, Inc., and Claire’s Stores. Mr. Munfakh graduated summa cum laude and Phi Beta Kappa from Duke University with a BS in Economics.

Harreld N. Kirkpatrick III is Co-Chief Executive Officer at Vistria. Mr. Kirkpatrick serves as a Trustee of Rush University Medical Center and Northwestern University. He previously served as Partner and Co-Founder of One Equity Partners and Water Street Healthcare Partners. Mr. Kirkpatrick received a Bachelor of Arts Degree in History from Northwestern University and an MBA from Northwestern’s Kellogg School of Management.

Gregory Cappelli has served as the Company’s Chief Executive Officer since August 2012 and as Co-Chief Executive Officer since April 2009. He has also served as a member of the Board of the Company since June 2007. Before joining Company, Mr. Cappelli spent over a decade as a Senior Research Analyst for Credit Suisse, where he founded the Global Services Group and served as a Managing Director of the company. Before joining Credit Suisse, Mr. Cappelli was Vice President and Senior Research Analyst at ABN AMRO. Mr. Cappelli serves on the Board of Governors of the Boys and Girls Clubs of America, Board of Trustees for Dominican University, and the Board of the Committee for Economic Development. He holds his Bachelor of Arts in Economics from Indiana University and a Masters of Business Administration from the Brennan School of Business at Dominican University.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

The information in connection with the removal and election of directors set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Resignation of Officers

Effective upon the consummation of the Merger, Peter Sperling resigned from his role as Chair of the Board and Terri Bishop resigned from her role as Vice Chair of the Board. The remainder of the incumbent officers of the Company immediately prior to the effectiveness of the Merger continued as officers of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, the Company’s articles of incorporation and by-laws were amended and restated in their entirety. Copies of the Second Amended and Restated Articles of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On the Closing Date, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 8.01, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 7, 2016, by and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 8, 2016)

2.2	Amendment No. 1 to the Merger Agreement, dated as of May 1, 2016, by and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 2, 2016)

2.3	Amendment No. 2 to the Merger Agreement, dated as of June 17, 2016, by

Exhibit No.	Description

and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.2 to the Quarterly Report on Form 10-Q filed by the Company on July 8, 2016)

2.4	Amendment No. 3 to the Merger Agreement, dated as of September 29, 2016, by and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.11 to the Annual Report on Form 10-K filed by the Company on October 20, 2016)

3.1	Second Amended and Restated Articles of Incorporation of the Company

3.2	Second Amended and Restated By-Laws of the Company

99.1	Press Release of the Company dated February 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

Date: February 1, 2017

	By:	/s/ Gregory J. Iverson
	Name:	Gregory J. Iverson
	Title:	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 7, 2016, by and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 8, 2016)

2.2	Amendment No. 1 to the Merger Agreement, dated as of May 1, 2016, by and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 2, 2016)

2.3	Amendment No. 2 to the Merger Agreement, dated as of June 17, 2016, by and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.2 to the Quarterly Report on Form 10-Q filed by the Company on July 8, 2016)

2.4	Amendment No. 3 to the Merger Agreement, dated as of September 29, 2016, by and among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.11 to the Annual Report on Form 10-K filed by the Company on October 20, 2016)

3.1	Second Amended and Restated Articles of Incorporation of the Company

3.2	Second Amended and Restated By-Laws of the Company

99.1	Press Release of the Company dated February 1, 2017